UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2012

INVESTORS TITLE COMPANY
(Exact Name of Registrant as Specified in Charter)

North Carolina	0-11774	56-1110199
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 North Columbia Street, Chapel Hill, North Carolina	27514
(Address of Principal Executive Offices)	(Zip Code)

 Registrant's telephone number, including area code:  (919) 968-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.         Entry into a Material Definitive Agreement.

On October 31, 2012, Investors Title Company (the “Company”) entered into an Amended and Restated Rights Agreement (the “Amended and Restated Rights Agreement”) with Broadridge Corporate Issuer Solutions, Inc., as rights agent (the “Rights Agent”).  The Amended and Restated Rights Agreement amends and restates the Rights Agreement, dated as of November 12, 2002, between the Company and the Rights Agent, as amended and restated on August 9, 2010 and amended on August 22, 2010 (the “Existing Rights Agreement”).  The purpose of the Rights Agreement is, among other things, to (1) extend the Final Expiration Date of the Rights from November 11, 2012 to October 31, 2022, (2) increase the Purchase Price from $80 for each one one-hundredth of a Preferred Share to $220 for each one one-hundredth of a Preferred Share, (3) expand the definition of “Beneficial Ownership” to include certain additional derivative securities and, subject to certain exceptions, certain securities owned by parties that cooperate to obtain, change or influence control of the Company, and (4) make certain other technical and conforming changes that the Company determined were necessary or desirable.

The foregoing summary of the revisions reflected in the Amended and Restated Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Rights Agreement, which is filed hereto as Exhibit 4.1 and is incorporated herein by reference.  All capitalized term used but not otherwise defined herein have the meanings ascribed to such terms in the Amended and Restated Rights Agreement.

Item 3.03.         Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 above is incorporated in its entirety into this Item 3.03 by reference.

Item 5.03.         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Amended and Restated Rights Agreement, on October 26, 2012, the Board of Directors of the Company adopted Articles of Amendment to amend the Articles of Incorporation of the Company (the “Articles of Amendment”).  The Articles of Amendment increased the number of shares of Series A Junior Participating Preferred Stock reserved under the Articles of Incorporation for the Amended and Restated Rights Agreement from 100,000 shares to 200,000 shares.  The Articles of Amendment were filed with the Secretary of State of North Carolina on November 2, 2012.

The foregoing summary of the Articles of Amendment does not purport to be complete and is qualified in its entirety by reference to the Articles of Amendment of the Company, which are filed hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit
Number	Exhibit Description

3.1	Articles of Amendment of Investors Title Company Regarding Series A Junior Participating Preferred Stock, as filed with the Secretary of State of North Carolina on November 2, 2012

4.1	Amended and Restated Rights Agreement, dated October 31, 2012, between the Company and Broadridge Issuer Solutions, Inc., as Rights Agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS TITLE COMPANY

Date: October 31, 2012	By:	/s/ James A. Fine, Jr.
James A. Fine, Jr.
President, Treasurer and
Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
October 31, 2012	0-11774

INVESTORS TITLE COMPANY

EXHIBIT INDEX

Exhibit No.	Exhibit Description

3.1	Articles of Amendment of Investors Title Company Regarding Series A Junior Participating Preferred Stock, as filed with the Secretary of State of North Carolina on November 2, 2012

4.1	Amended and Restated Rights Agreement, dated October 31, 2012, between the Company and Broadridge Issuer Solutions, Inc., as Rights Agent

4